Exhibit 99.2

	Third-Quarter 2015 Detailed Supplemental Information

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	15,415	13,821	12,080	11,208	52,524	7,716	8,293	7,262		23,271
Equity in earnings of affiliates	572	672	764	521	2,529	205	258	223		686
Gain on dispositions	9	7	4	78	98	52	52	18		122
Other income	52	201	69	44	366	29	57	4		90
Total Revenues and Other Income	16,048	14,701	12,917	11,851	55,517	8,002	8,660	7,507		24,169

Costs and Expenses
Purchased commodities	7,127	5,495	4,703	4,774	22,099	3,237	3,230	3,269		9,736
Production and operating expenses	1,895	2,030	2,041	2,943	8,909	1,802	1,798	1,834		5,434
Selling, general and administrative expenses	182	218	203	132	735	159	218	293		670
Exploration expenses	296	517	459	773	2,045	482	549	1,061		2,092
Depreciation, depletion and amortization	1,892	2,070	2,096	2,271	8,329	2,131	2,329	2,271		6,731
Impairments	1	17	108	730	856	16	78	24		118
Taxes other than income taxes	651	612	493	332	2,088	224	225	206		655
Accretion on discounted liabilities	117	120	120	127	484	121	122	122		365
Interest and debt expense	171	155	149	173	648	202	210	240		652
Foreign currency transaction (gains) losses	18	7	(8)	(83)	(66)	(16)	(8)	(72)		(96)
Total Costs and Expenses	12,350	11,241	10,364	12,172	46,127	8,358	8,751	9,248		26,357
Income (loss) from continuing operations before income taxes	3,698	3,460	2,553	(321)	9,390	(356)	(91)	(1,741)		(2,188)
Provision (benefit) for income taxes	1,581	1,395	904	(297)	3,583	(642)	73	(685)		(1,254)
Income (loss) from continuing operations	2,117	2,065	1,649	(24)	5,807	286	(164)	(1,056)		(934)
Income from discontinued operations	20	33	1,078	-	1,131	-	-	-		-
Net Income (Loss)	2,137	2,098	2,727	(24)	6,938	286	(164)	(1,056)		(934)
Less: net income attributable to noncontrolling interests	(14)	(17)	(23)	(15)	(69)	(14)	(15)	(15)		(44)
Net Income (Loss) Attributable to ConocoPhillips	2,123	2,081	2,704	(39)	6,869	272	(179)	(1,071)		(978)

Net Income (Loss) Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic
Continuing operations	1.70	1.65	1.31	(0.03)	4.63	0.22	(0.15)	(0.87)		(0.80)
Discontinued operations	0.02	0.03	0.87	-	0.91	-	-	-		-
Net Income (Loss) Attributable to ConocoPhillips
Per Share of Common Stock	1.72	1.68	2.18	(0.03)	5.54	0.22	(0.15)	(0.87)		(0.80)
Diluted
Continuing operations	1.69	1.64	1.31	(0.03)	4.60	0.22	(0.15)	(0.87)		(0.80)
Discontinued operations	0.02	0.03	0.86	-	0.91	-	-	-		-
Net Income (Loss) Attributable to ConocoPhillips
Per Share of Common Stock	1.71	1.67	2.17	(0.03)	5.51	0.22	(0.15)	(0.87)		(0.80)

Average Common Shares Outstanding (in thousands)
Basic	1,234,968	1,236,057	1,238,234	1,239,975	1,237,325	1,240,791	1,241,026	1,242,125		1,241,319
Diluted	1,242,667	1,245,155	1,247,436	1,239,975	1,245,863	1,245,531	1,241,026	1,242,125		1,241,319

INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAXES

Alaska	930	973	722	497	3,122	225	305	53		583

Lower 48	516	434	78	(1,142)	(114)	(637)	(460)	(1,320)		(2,417)

Canada	466	241	340	129	1,176	(218)	(38)	(211)		(467)

Europe	1,041	781	633	(163)	2,292	187	116	(20)		283

Asia Pacific and Middle East	1,093	1,233	1,058	818	4,202	572	521	310		1,403

Other International	(67)	99	10	(131)	(89)	(160)	(329)	(77)		(566)

Corporate and Other	(281)	(301)	(288)	(329)	(1,199)	(325)	(206)	(476)		(1,007)

Consolidated	3,698	3,460	2,553	(321)	9,390	(356)	(91)	(1,741)		(2,188)

EFFECTIVE INCOME TAX RATES FOR
CONTINUING OPERATIONS

Alaska*	35.6%	35.6%	34.4%	31.1%	34.6%	35.2%	36.3%	1.3%		32.7%

Lower 48	37.3%	38.7%	60.0%	43.8%	80.9%	36.5%	36.3%	35.4%		35.9%

Canada	23.7%	24.0%	9.7%	27.0%	20.1%	27.6%	-343.5%	31.4%		-0.3%

Europe	66.7%	66.8%	66.4%	90.8%	64.9%	-240.1%	67.9%	79.1%		-136.4%

Asia Pacific and Middle East	30.9%	30.1%	27.0%	24.4%	28.4%	28.6%	34.0%	11.8%		26.9%

Other International	57.2%	-21.7%	296.5%	-24.6%	-0.2%	41.9%	54.8%	44.8%		49.8%

Corporate and Other	16.4%	16.3%	55.0%	21.5%	27.1%	23.3%	36.1%	28.9%		28.6%

Consolidated	42.8%	40.3%	35.4%	92.7%	38.2%	179.8%	-81.7%	39.3%		57.3%
*Alaska including taxes other than income taxes.	51.6%	50.3%	48.6%	44.2%	49.4%	47.0%	49.9%	56.4%		49.9%

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	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	598	627	473	343	2,041	145	195	53		393

Lower 48	324	265	32	(643)	(22)	(405)	(293)	(852)		(1,550)

Canada	356	182	307	95	940	(158)	(166)	(145)		(469)

Europe	347	259	213	(15)	804	637	37	(4)		670

Asia Pacific and Middle East	742	845	749	603	2,939	395	328	258		981

Other International	(29)	121	(18)	(164)	(90)	(93)	(148)	(43)		(284)

Corporate and Other	(235)	(251)	(130)	(258)	(874)	(249)	(132)	(338)		(719)

Discontinued Operations	20	33	1,078	-	1,131	-	-	-		-

Consolidated	2,123	2,081	2,704	(39)	6,869	272	(179)	(1,071)		(978)

SPECIAL ITEMS (AFTER-TAX)

Alaska	-	-	-	(36)	(36)	(1)	-	(10)		(11)

Lower 48	(122)	-	(151)	(610)	(883)	(16)	-	(389)		(405)

Canada	-	(109)	47	9	(53)	(18)	(106)	(27)		(151)

Europe	-	-	-	(144)	(144)	551	(34)	(7)		510

Asia Pacific and Middle East	(28)	-	30	-	2	(1)	-	(44)		(45)

Other International	-	154	-	-	154	-	(79)	(1)		(80)

Corporate and Other	-	-	89	-	89	(21)	(41)	(127)		(189)

Discontinued Operations	20	33	1,078	-	1,131	-	-	-		-

Consolidated	(130)	78	1,093	(781)	260	494	(260)	(605)		(371)

ADJUSTED EARNINGS

Alaska	598	627	473	379	2,077	146	195	63		404

Lower 48	446	265	183	(33)	861	(389)	(293)	(463)		(1,145)

Canada	356	291	260	86	993	(140)	(60)	(118)		(318)

Europe	347	259	213	129	948	86	71	3		160

Asia Pacific and Middle East	770	845	719	603	2,937	396	328	302		1,026

Other International	(29)	(33)	(18)	(164)	(244)	(93)	(69)	(42)		(204)

Corporate and Other	(235)	(251)	(219)	(258)	(963)	(228)	(91)	(211)		(530)

Consolidated	2,253	2,003	1,611	742	6,609	(222)	81	(466)		(607)

ADJUSTED EFFECTIVE INCOME TAX RATES FOR
CONTINUING OPERATIONS

Alaska	35.6%	35.6%	34.4%	31.5%	34.6%	35.2%	36.3%	8.4%		32.7%

Lower 48	37.0%	38.7%	42.7%	68.1%	36.5%	36.5%	36.4%	35.2%		36.0%

Canada	23.7%	24.3%	23.5%	26.5%	24.1%	28.0%	22.9%	32.3%		28.8%

Europe	66.7%	66.8%	66.4%	61.1%	66.0%	58.3%	61.7%	-175.3%		59.3%

Asia Pacific and Middle East	30.1%	30.1%	27.1%	24.4%	28.3%	28.6%	34.0%	24.3%		29.3%

Other International	57.2%	39.3%	296.5%	-24.6%	-0.1%	41.8%	42.0%	44.7%		42.5%

Corporate and Other	16.4%	16.3%	30.8%	21.5%	21.5%	21.9%	34.9%	27.9%		26.8%

Consolidated	42.1%	41.5%	40.0%	39.7%	41.2%	17.8%	54.9%	41.3%		30.3%
The income tax effects of the special items are calculated based on the statutory rate of the jurisdiction in which the discrete item resides.

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	2014					2015
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS (AFTER-TAX)

Alaska
Impairments	-	-	-	(36)	(36)	-	-	-		-
Restructuring	-	-	-	-	-	(1)	-	(10)		(11)
Total	-	-	-	(36)	(36)	(1)	-	(10)		(11)

Lower 48
Restructuring	-	-	-	-	-	(16)	-	(37)		(53)
Loss on capacity agreements	(83)	-	-	-	(83)	-	-	-		-
Impairments	-	-	(151)	(124)	(275)	-	-	(154)		(154)
Rig termination	-	-	-	-	-	-	-	(246)		(246)
Pending claims and settlements	(39)	-	-	-	(39)	-	-	-		-
Freeport LNG termination agreement	-	-	-	(545)	(545)	-	-	-		-
Deferred tax adjustment	-	-	-	59	59	-	-	-		-
Depreciation volume adjustment	-	-	-	-	-	-	-	48		48
Total	(122)	-	(151)	(610)	(883)	(16)	-	(389)		(405)

Canada
Gain (loss) on asset sales	-	-	-	38	38	-	29	-		29
Pending claims and settlements	-	-	47	-	47	-	-	-		-
Impairments	-	(109)	-	(29)	(138)	-	-	-		-
Restructuring	-	-	-	-	-	(18)	1	(27)		(44)
International tax law changes	-	-	-	-	-	-	(136)	-		(136)
Total	-	(109)	47	9	(53)	(18)	(106)	(27)		(151)

Europe
Restructuring	-	-	-	-	-	(4)	(1)	(7)		(12)
Impairments	-	-	-	(192)	(192)	-	(33)	-		(33)
International tax law changes	-	-	-	-	-	555	-	-		555
Pending claims and settlements	-	-	-	48	48	-	-	-		-
Total	-	-	-	(144)	(144)	551	(34)	(7)		510

Asia Pacific and Middle East
Restructuring	-	-	-	-	-	(1)	-	(3)		(4)
Impairments	-	-	-	-	-	-	-	(41)		(41)
Qatar depreciation adjustment	(28)	-	-	-	(28)	-	-	-		-
Pending claims and settlements	-	-	30	-	30	-	-	-		-
Total	(28)	-	30	-	2	(1)	-	(44)		(45)

Other International
Impairments	-	-	-	-	-	-	(107)	-		(107)
Tax impact from country exit	-	-	-	-	-	-	28	-		28
Restructuring	-	-	-	-	-	-	-	(1)		(1)
Pending claims and settlements	-	154	-	-	154	-	-	-		-
Total	-	154	-	-	154	-	(79)	(1)		(80)

Corporate and Other
Restructuring	-	-	-	-	-	(21)	(10)	(71)		(102)
Pension settlement expense	-	-	-	-	-	-	(38)	(56)		(94)
International tax law changes	-	-	-	-	-	-	7	-		7
Tax benefit on interest expense	-	-	61	-	61	-	-	-		-
Pending claims and settlements	-	-	28	-	28	-	-	-		-
Total	-	-	89	-	89	(21)	(41)	(127)		(189)

Discontinued Operations	20	33	1,078	-	1,131	-	-	-		-

Total Company	(130)	78	1,093	(781)	260	494	(260)	(605)		(371)

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	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	2,137	2,098	2,727	(24)	6,938	286	(164)	(1,056)		(934)
Depreciation, depletion and amortization	1,892	2,070	2,096	2,271	8,329	2,131	2,329	2,271		6,731
Impairments	1	17	108	730	856	16	78	24		118
Dry hole costs and leasehold impairments	69	334	265	498	1,166	311	402	525		1,238
Accretion on discounted liabilities	117	120	120	127	484	121	122	122		365
Deferred taxes	230	403	391	(315)	709	(637)	35	(682)		(1,284)
Undistributed equity earnings	1,131	(450)	(347)	(257)	77	80	(121)	(38)		(79)
Gain on dispositions	(9)	(7)	(4)	(78)	(98)	(52)	(52)	(18)		(122)
Income from discontinued operations	(20)	(33)	(1,078)	-	(1,131)	-	-	-		-
Other	116	(308)	(344)	303	(233)	(133)	(321)	195		(259)
Net working capital changes	587	(738)	(90)	(444)	(685)	(55)	(334)	591		202
Net cash provided by continuing operations	6,251	3,506	3,844	2,811	16,412	2,068	1,974	1,934		5,976
Net cash provided by discontinued operations	74	56	27	-	157	-	-	-		-
Net Cash Provided by Operating Activities	6,325	3,562	3,871	2,811	16,569	2,068	1,974	1,934		5,976

Cash Flows from Investing Activities
Capital expenditures and investments	(3,895)	(4,246)	(4,588)	(4,356)	(17,085)	(3,332)	(2,407)	(2,174)		(7,913)
Working capital changes associated with investing activities	27	57	310	(214)	180	(198)	(480)	(164)		(842)
Proceeds from asset dispositions	48	15	1,371	169	1,603	173	121	29		323
Net sales (purchases) of short-term investments	63	(71)	(101)	362	253	-	-	-		-
Long-term collections from related parties
and other investments	108	65	(484)	468	157	43	300	60		403
Net cash used in continuing operations	(3,649)	(4,180)	(3,492)	(3,571)	(14,892)	(3,314)	(2,466)	(2,249)		(8,029)
Net cash used in discontinued operations	(38)	(25)	(10)	-	(73)	-	-	-		-
Net Cash Used in Investing Activities	(3,687)	(4,205)	(3,502)	(3,571)	(14,965)	(3,314)	(2,466)	(2,249)		(8,029)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(450)	-	(55)	1,485	980	(57)	2,493	(30)		2,406
Issuance of company common stock	(32)	78	(19)	8	35	(34)	(12)	(23)		(69)
Dividends paid	(855)	(856)	(907)	(907)	(3,525)	(910)	(909)	(922)		(2,741)
Other	(17)	(11)	8	(44)	(64)	(18)	(17)	(15)		(50)
Net cash provided by (used in) continuing operations	(1,354)	(789)	(973)	542	(2,574)	(1,019)	1,555	(990)		(454)
Net cash provided by (used in) discontinued operations	-	-	-	-	-	-	-	-		-
Net Cash Provided by (Used in) Financing Activities	(1,354)	(789)	(973)	542	(2,574)	(1,019)	1,555	(990)		(454)

Effect of Exchange Rate Changes	(10)	54	(130)	(128)	(214)	(133)	86	(95)		(142)

Net Change in Cash and Cash Equivalents	1,274	(1,378)	(734)	(346)	(1,184)	(2,398)	1,149	(1,400)		(2,649)
Cash and cash equivalents at beginning of period	6,246	7,520	6,142	5,408	6,246	5,062	2,664	3,813		5,062
Cash and Cash Equivalents at End of Period	7,520	6,142	5,408	5,062	5,062	2,664	3,813	2,413		2,413

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	415	390	369	390	1,564	402	379	304		1,085

Lower 48	1,312	1,385	1,656	1,701	6,054	1,372	882	756		3,010

Canada	622	515	613	590	2,340	455	272	160		887

Europe	596	656	660	609	2,521	500	367	363		1,230

Asia Pacific and Middle East	848	1,094	1,077	858	3,877	488	432	551		1,471

Other International	67	172	164	136	539	83	43	13		139

Corporate and Other	35	34	49	72	190	32	32	27		91
Total capital expenditures and investments	3,895	4,246	4,588	4,356	17,085	3,332	2,407	2,174		7,913
Capital expenditures and investments for Nigeria:	22	28	9	-	59	-	-	-		-

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	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)
Continuing operations, including equity affiliates	1,532	1,557	1,481	1,589	1,540	1,610	1,595	1,554		1,586
Discontinued operations (Nigeria)	36	37	14	-	21	-	-	-		-
Total, including equity affiliates	1,568	1,594	1,495	1,589	1,561	1,610	1,595	1,554		1,586

Crude Oil (MBD)
Consolidated operations	581	576	542	605	576	603	589	558		583
Equity affiliates	18	20	19	18	19	19	19	19		19
Total continuing operations	599	596	561	623	595	622	608	577		602
Discontinued operations (Nigeria)	8	9	4	-	5	-	-	-		-
Total	607	605	565	623	600	622	608	577		602
Over (under) lifting of crude oil (MBD)*	(16)	4	15	6	2	17	17	32		22
*Includes continuing and discontinued operations.

NGL (MBD)
Consolidated operations	152	159	149	145	151	148	152	148		149
Equity affiliates	7	8	8	7	8	7	8	8		8
Total continuing operations	159	167	157	152	159	155	160	156		157
Discontinued operations (Nigeria)	3	3	1	-	1	-	-	-		-
Total	162	170	158	152	160	155	160	156		157

Bitumen (MBD)
Consolidated operations	13	14	9	13	12	12	12	12		12
Equity affiliates	111	114	115	128	117	144	126	145		138
Total	124	128	124	141	129	156	138	157		150

Natural Gas (MMCFD)
Consolidated operations	3,432	3,482	3,315	3,524	3,438	3,498	3,514	3,316		3,441
Equity affiliates	469	516	518	516	505	561	622	668		618
Total continuing operations	3,901	3,998	3,833	4,040	3,943	4,059	4,136	3,984		4,059
Discontinued operations (Nigeria)	149	151	54	-	88	-	-	-		-
Total	4,050	4,149	3,887	4,040	4,031	4,059	4,136	3,984		4,059

Industry Prices
Crude Oil ($/BBL)
WTI	98.75	103.05	97.48	73.41	93.17	48.56	57.84	46.37		50.92
WCS	75.55	82.94	76.99	58.90	73.60	33.86	46.25	33.10		37.74
Brent dated	108.22	109.63	101.85	76.27	98.99	53.97	61.92	50.26		55.39
JCC ($/BBL)	112.78	111.40	109.59	110.37	111.04	89.63	55.45	59.63		68.23
Natural Gas ($/MMBTU)
Henry Hub first of month	4.94	4.68	4.07	4.04	4.43	2.99	2.65	2.77		2.80

Average Realized Prices
Crude Oil ($/BBL)
Consolidated operations	101.71	103.48	96.65	71.34	92.84	48.02	57.94	46.37		50.79
Equity affiliates	97.82	100.80	96.03	70.40	91.48	49.14	59.93	47.55		52.21
Total continuing operations	101.59	103.39	96.63	71.31	92.80	48.05	58.00	46.41		50.83
Discontinued operations (Nigeria)	108.81	113.07	107.74	-	110.61	-	-	-		-
Total	101.69	103.53	96.67	71.31	92.94	48.05	58.00	46.41		50.83

NGL ($/BBL)
Consolidated operations	44.86	38.71	36.26	29.75	37.45	18.54	18.63	14.67		17.27
Equity affiliates	79.91	68.84	67.13	54.09	67.20	38.80	38.24	31.26		36.05
Total continuing operations	46.52	40.36	37.83	31.07	38.99	19.60	19.62	15.54		18.24
Discontinued operations (Nigeria)	12.99	14.55	11.49	-	13.41	-	-	-		-
Total	45.85	39.93	37.66	31.07	38.71	19.60	19.62	15.54		18.24

Bitumen ($/BBL)
Consolidated operations	61.69	68.00	64.95	46.57	60.03	24.31	39.74	22.67		29.13
Equity affiliates	55.85	65.55	62.30	36.85	54.62	16.60	32.66	17.16		21.57
Total	56.47	65.82	62.49	37.76	55.13	17.22	33.30	17.53		22.17

Natural Gas ($/MCF)
Consolidated operations	7.15	6.29	5.46	5.51	6.10	4.28	3.80	3.78		3.96
Equity affiliates	10.43	10.46	9.11	9.24	9.79	7.48	4.42	4.37		5.31
Total continuing operations	7.55	6.82	5.96	5.98	6.57	4.72	3.90	3.87		4.16
Discontinued operations (Nigeria)	2.69	2.46	2.26	-	2.53	-	-	-		-
Total	7.37	6.66	5.91	5.98	6.48	4.72	3.90	3.87		4.16

Exploration Expenses ($ Millions)
Dry holes	23	145	86	350	604	271	157	148		576
Leasehold impairment	46	189	179	148	562	40	245	377		662
Total noncash expenses	69	334	265	498	1,166	311	402	525		1,238
Other (G&A, G&G and lease rentals)*	227	183	194	275	879	171	147	536		854
Total exploration expenses	296	517	459	773	2,045	482	549	1,061		2,092
*3Q 2015 includes Gulf of Mexico deepwater drillship termination expense.

U.S. exploration expenses	150	242	340	370	1,102	220	153	772		1,145
International exploration expenses	146	275	119	403	943	262	396	289		947

DD&A ($ Millions)
Alaska	132	135	123	135	525	140	158	183		481
Lower 48	829	939	982	953	3,703	952	1,073	1,062		3,087
Canada	232	238	236	218	924	199	217	200		616
Europe	404	421	427	546	1,798	417	481	484		1,382
Asia Pacific and Middle East	268	310	300	390	1,268	399	374	313		1,086
Other International	1	-	2	4	7	-	-	1		1
Corporate and Other	26	27	26	25	104	24	26	28		78
Total DD&A	1,892	2,070	2,096	2,271	8,329	2,131	2,329	2,271		6,731

5 of 8

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Alaska	175	170	139	164	162	163	154	144		154
Lower 48	171	191	191	199	188	198	209	213		207
Canada	13	12	13	13	13	14	13	12		13
Norway	96	89	89	91	91	88	91	90		90
United Kingdom	39	37	30	33	35	32	29	26		29
Europe	135	126	119	124	126	120	120	116		119
Australia/Timor-Leste	12	9	8	10	9	9	10	9		9
China	58	50	46	46	50	53	46	41		46
Indonesia	10	7	7	5	7	9	8	5		7
Malaysia	6	10	11	23	13	37	29	18		28
Equity affiliates	14	16	15	14	15	15	15	15		15
AP/ME	100	92	87	98	94	123	108	88		105
Libya	1	1	8	21	8	-	-	-		-
Equity affiliates	4	4	4	4	4	4	4	4		4
Other International	5	5	12	25	12	4	4	4		4
Total continuing operations	599	596	561	623	595	622	608	577		602
Discontinued operations (Nigeria)	8	9	4	-	5	-	-	-		-
Total	607	605	565	623	600	622	608	577		602

NGL (MBD)
Alaska	16	16	8	14	13	14	13	10		12
Lower 48	91	100	104	90	97	93	97	95		95
Canada	25	25	21	22	23	25	26	27		26
Norway	2	2	3	3	3	3	2	3		3
United Kingdom	5	5	5	6	5	4	4	4		4
Europe	7	7	8	9	8	7	6	7		7
Australia/Timor-Leste	8	6	5	6	6	6	7	6		6
Indonesia	5	5	3	4	4	3	3	3		3
Equity affiliates	7	8	8	7	8	7	8	8		8
AP/ME	20	19	16	17	18	16	18	17		17
Total continuing operations	159	167	157	152	159	155	160	156		157
Discontinued operations (Nigeria)	3	3	1	-	1	-	-	-		-
Total	162	170	158	152	160	155	160	156		157

Bitumen (MBD)
Consolidated operations	13	14	9	13	12	12	12	12		12
Equity affiliates	111	114	115	128	117	144	126	145		138
Total	124	128	124	141	129	156	138	157		150

Natural Gas (MMCFD)
Alaska	55	45	48	49	49	52	41	34		42
Lower 48	1,468	1,495	1,485	1,514	1,491	1,505	1,501	1,457		1,487
Canada	707	713	707	719	711	736	768	712		739
Norway	157	135	106	156	138	163	143	142		149
United Kingdom	315	345	298	334	323	331	339	273		314
Europe	472	480	404	490	461	494	482	415		463
Australia/Timor-Leste	263	277	200	279	255	276	294	282		284
China	3	3	4	4	4	3	3	1		2
Indonesia	457	463	464	461	461	430	417	408		418
Malaysia	3	5	2	3	3	2	7	7		5
Equity affiliates	469	516	518	516	505	561	622	668		618
AP/ME	1,195	1,264	1,188	1,263	1,228	1,272	1,343	1,366		1,327
Libya	4	1	1	5	3	-	1	-		1
Other International	4	1	1	5	3	-	1	-		1
Total continuing operations	3,901	3,998	3,833	4,040	3,943	4,059	4,136	3,984		4,059
Discontinued operations (Nigeria)	149	151	54	-	88	-	-	-		-
Total	4,050	4,149	3,887	4,040	4,031	4,059	4,136	3,984		4,059

Total (MBOED)
Alaska	200	193	155	186	183	186	174	160		173
Lower 48	507	540	543	541	533	542	556	551		550
Consolidated operations	169	170	161	168	167	174	180	170		174
Equity affiliates	111	114	115	128	117	144	126	145		138
Canada	280	284	276	296	284	318	306	315		312
Norway	124	114	110	120	117	118	117	117		118
United Kingdom	96	99	84	95	94	91	89	75		85
Europe	220	213	194	215	211	209	206	192		203
Australia/Timor-Leste	64	61	46	62	57	61	66	62		63
China	59	51	47	46	51	54	46	41		46
Indonesia	91	89	87	86	88	84	80	76		80
Malaysia	6	11	11	24	14	37	30	19		29
Equity affiliates	99	110	110	107	107	115	127	134		126
AP/ME	319	322	301	325	317	351	349	332		344
Libya	2	1	8	22	8	-	-	-		-
Equity affiliates	4	4	4	4	4	4	4	4		4
Other International	6	5	12	26	12	4	4	4		4
Total continuing operations	1,532	1,557	1,481	1,589	1,540	1,610	1,595	1,554		1,586
Discontinued operations (Nigeria)	36	37	14	-	21	-	-	-		-
Total	1,568	1,594	1,495	1,589	1,561	1,610	1,595	1,554		1,586

6 of 8

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	106.39	108.93	102.36	74.07	97.68	50.74	61.51	50.48		54.18
Lower 48	91.52	93.73	87.91	65.34	84.18	40.77	52.01	41.56		44.84
Canada	80.32	86.33	82.48	62.89	77.87	37.12	46.58	38.44		40.71
Norway	109.69	111.97	103.53	73.91	98.37	55.72	62.39	50.56		56.48
United Kingdom	107.37	110.01	102.22	85.38	103.07	52.24	62.15	46.85		53.16
Europe	109.05	111.38	103.17	75.76	99.56	54.30	62.35	49.86		55.65
Australia/Timor-Leste	106.36	105.31	101.26	75.57	98.70	50.58	60.38	50.45		53.26
China	105.62	106.18	97.73	71.34	95.94	48.99	57.26	43.31		49.94
Indonesia	92.82	94.82	84.28	53.74	84.28	43.64	61.28	36.15		48.54
Malaysia	115.35	114.51	109.62	76.87	96.94	56.33	65.51	52.84		58.22
AP/ME	104.92	105.65	99.07	71.94	95.32	51.20	60.55	46.81		52.88
Libya	-	107.33	95.22	83.52	86.71	-	-	-		-
Other International	-	107.33	95.22	83.52	86.71	-	-	-		-
Total consolidated operations	101.71	103.48	96.65	71.34	92.84	48.02	57.94	46.37		50.79
Equity affiliates	97.82	100.80	96.03	70.40	91.48	49.14	59.93	47.55		52.21
Total continuing operations	101.59	103.39	96.63	71.31	92.80	48.05	58.00	46.41		50.83
Discontinued operations (Nigeria)	108.81	113.07	107.74	-	110.61	-	-	-		-
Total	101.69	103.53	96.67	71.31	92.94	48.05	58.00	46.41		50.83

NGL ($/BBL)
Consolidated operations
Lower 48	36.06	31.28	30.67	24.93	30.74	15.55	15.29	12.55		14.45
Canada	56.13	46.56	45.29	35.72	46.23	18.28	19.23	14.50		17.30
Norway	52.95	52.18	45.14	37.40	47.74	30.43	28.66	21.25		27.15
United Kingdom	64.99	59.48	58.21	40.05	54.74	29.69	30.90	26.72		29.03
Europe	60.48	57.32	54.47	39.42	52.65	29.90	29.54	24.74		28.20
Australia/Timor-Leste	78.51	72.80	71.18	51.27	69.56	41.63	40.95	32.53		38.95
Indonesia	82.11	69.07	67.57	56.31	69.06	39.31	38.95	31.89		36.49
AP/ME	80.07	71.52	69.69	53.66	69.36	40.90	40.35	32.26		38.12
Total consolidated operations	44.86	38.71	36.26	29.75	37.45	18.54	18.63	14.67		17.27
Equity affiliates	79.91	68.84	67.13	54.09	67.20	38.80	38.24	31.26		36.05
Total continuing operations	46.52	40.36	37.83	31.07	38.99	19.60	19.62	15.54		18.24
Discontinued operations (Nigeria)	12.99	14.55	11.49	-	13.41	-	-	-		-
Total	45.85	39.93	37.66	31.07	38.71	19.60	19.62	15.54		18.24

Bitumen ($/BBL)
Consolidated operations	61.69	68.00	64.95	46.57	60.03	24.31	39.74	22.67		29.13
Equity affiliates	55.85	65.55	62.30	36.85	54.62	16.60	32.66	17.16		21.57
Total	56.47	65.82	62.49	37.76	55.13	17.22	33.30	17.53		22.17

Natural Gas ($/MCF)
Consolidated operations
Alaska	5.22	6.03	5.47	5.01	5.42	4.29	4.50	4.26		4.35
Lower 48	5.08	4.43	3.96	3.73	4.29	2.60	2.38	2.65		2.54
Canada	5.81	4.13	3.50	3.12	4.13	2.21	1.88	1.94		2.01
Norway	11.16	9.19	7.81	8.66	9.35	7.67	6.84	6.79		7.11
United Kingdom	10.83	8.92	7.88	9.42	9.27	8.65	7.40	7.28		7.80
Europe	10.94	8.99	7.86	9.22	9.29	8.33	7.23	7.11		7.58
Australia/Timor-Leste*	1.09	1.11	1.08	1.09	1.09	1.05	0.85	0.63		0.84
China	1.66	2.49	2.52	2.54	2.33	2.49	2.51	2.50		2.50
Indonesia	10.24	10.21	10.18	8.16	9.69	6.50	7.55	6.26		6.77
Malaysia	0.26	0.26	0.26	0.26	0.26	1.21	1.49	1.71		1.55
AP/ME	10.32	10.32	9.39	9.17	9.80	7.23	6.48	5.97		6.56
Libya	6.65	-	-	0.09	3.40	-	-	-		-
Other International	6.65	-	-	0.09	3.40	-	-	-		-
Total consolidated operations	7.15	6.29	5.46	5.51	6.10	4.28	3.80	3.78		3.96
Equity affiliates	10.43	10.46	9.11	9.24	9.79	7.48	4.42	4.37		5.31
Total continuing operations	7.55	6.82	5.96	5.98	6.57	4.72	3.90	3.87		4.16
Discontinued operations (Nigeria)	2.69	2.46	2.26	-	2.53	-	-	-		-
Total	7.37	6.66	5.91	5.98	6.48	4.72	3.90	3.87		4.16
*Excludes transfers to Darwin LNG plant.

7 of 8

		2014					2015
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)		(235)	(251)	(130)	(258)	(874)	(249)	(132)	(338)		(719)

Detail of Earnings (Loss) ($ Millions)
Net interest expense*		(163)	(158)	(36)	(145)	(502)	(155)	(161)	(176)		(492)
Corporate G&A expenses		(31)	(51)	(51)	(61)	(194)	(21)	(71)	(71)		(163)
Technology**		(28)	(20)	(26)	(19)	(93)	(16)	88	3		75
Other		(13)	(22)	(17)	(33)	(85)	(57)	12	(94)		(139)
Total		(235)	(251)	(130)	(258)	(874)	(249)	(132)	(338)		(719)
*Third-quarter 2014 includes a $61 million tax benefit on interest expense from 2013, as shown on page 3, as well as a $32 million tax benefit related to 2014.
**Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense		(291)	(276)	(280)	(289)	(1,136)	(296)	(307)	(305)		(908)
Capitalized interest		120	121	131	116	488	94	97	65		256
Interest revenue		9	10	10	11	40	12	13	6		31
Total		(162)	(145)	(139)	(162)	(608)	(190)	(197)	(234)		(621)

Debt
Total debt ($ Millions)		21,206	21,234	21,187	22,565	22,565	22,511	24,925	24,891		24,891
Debt-to-capital ratio (%)		28%	28%	28%	30%	30%	31%	34%	36%		36%

Equity ($ Millions)		53,621	55,686	55,661	52,273	52,273	49,008	48,969	44,555		44,555

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day

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